Exhibit 10.5

                               REPAYMENT GUARANTY

         THIS REPAYMENT GUARANTY (the "Guaranty") is made as of January 27, 2005, by National Lampoon Networks, Inc., a Delaware corporation, and National Lampoon Tours, Inc., a California corporation (collectively, jointly, severally, and jointly and severally, the "Guarantor"), whose address is set forth in Paragraph 9 hereof, in favor of N. WILLIAMS FAMILY INVESTMENTS, L.P., an Arizona limited partnership ("Lender"), whose address is c/o Lake City Bank, P.O. Box 11053, Fort Wayne, Indiana 46855.

         1. Except as otherwise provided in this Guaranty, all terms defined in that certain Security Agreement of even date herewith by and between National Lampoon, Inc., a Delaware corporation ("Borrower"), Guarantor, and Lender (as it may be amended and modified from time to time) (the "Security Agreement") shall have the same meaning when used in this Guaranty. Such defined terms are denoted in the Security Agreement and in this Guaranty by initial capital letters.

         2. In order to induce Lender to loan to Borrower the sum of Two Million Seven Hundred Thousand and No/100 Dollars ($2,700,000.00) (the "Loan"), to be evidenced by that certain Secured Promissory Note (the "Note") of even date herewith, executed by Borrower and payable to the order of Lender, Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees to Lender and to its successors, endorsees and/or assigns, the full and prompt payment of the principal sum of the Note in accordance with its terms when due, by acceleration or otherwise, together with all interest accrued thereon, the full and prompt payment of all other sums, together with all interest accrued thereon, when due under the terms of the Note, and in any deed of trust, security agreement, and other assignment or agreement referred to in the Security Agreement and/or now or hereafter securing the Note, or setting forth obligations of Borrower in connection with the Loan (which documents, together with the Note and the Security Agreement, are collectively referred to herein as the "Loan Documents"). The obligations guaranteed pursuant to this Paragraph 2 are hereinafter referred to as the "Guaranteed Obligations". All payments under this Guaranty shall be made to Lender in lawful money of the United States of America at the address of Lender at the beginning of this Guaranty or such other location as Lender may designate in writing. Any amount payable under this Guaranty not paid when due and any judgment for such an amount and interest thereon shall bear interest at the default rate set forth in the Note from the due date or such judgment date, respectively, until such amount and interest thereon are paid in full. Guarantor agrees to pay such interest on demand. All Guaranteed Obligations will be paid and performed by Guarantor without counterclaim, deduction, defense, deferment, reduction or set-off.

         3. Each Guarantor agrees, represents and warrants to Lender as follows:

                  (a) Guarantor  shall continue to be liable under this Guaranty and the provisions hereof shall remain in full force and effect  notwithstanding
(i) any modification, agreement or stipulation between Borrower and Lender, or their respective successors and assigns, with respect to the Loan Documents or the obligations encompassed thereby, including, without limitation, the Guaranteed Obligations; (ii) Lender's waiver of or failure to enforce any of the

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terms,  covenants  or  conditions  contained  in the  Loan  Documents  or in any modification thereof; (iii) any release of Borrower or any other guarantor from any liability with respect to the Guaranteed Obligations; or (iv) any release or subordination of any real or personal property then held by Lender as security for the performance of the Guaranteed Obligations.

                  (b) Guarantor's liability under this Guaranty shall continue until all sums due under the Note have been paid in full and until all Guaranteed Obligations of Borrower to Lender have been satisfied, and shall not be reduced by virtue of any payment by Borrower of any amount due under the Note or under any of the Loan Documents or by Lender's recourse to any collateral or security, except to the extent that such payment or collateral has been indefeasibly paid to or obtained by Lender, and applied against the Guaranteed Obligations of Borrower. Each Guarantor acknowledges that Lender may apply any payment made by Borrower to Lender to any obligation of Borrower to Lender under the terms of any Loan Documents in such amounts and such manner as Lender may elect, regardless of whether such application complies with any instruction or designation given or made by Borrower with respect to such payment and agrees that any such application shall not in any manner reduce, extinguish or otherwise affect the liability of the Guarantor or any one of them hereunder.

                  (c) Guarantor warrants and represents to Lender that it now has and will continue to have full and complete access to any and all information concerning the transactions contemplated by the Loan Documents or referred to therein, the value of the assets owned or to be acquired by Borrower, Borrower's financial status and its ability to pay and perform the Guaranteed Obligations owed to Lender. Guarantor further warrants and represents that it has approved copies of the Loan Documents and is fully informed of the remedies Lender may pursue, with or without notice to Borrower, in the event of default under the Note or other Loan Documents. So long as any of the Guaranteed Obligations remains unsatisfied or owing to Lender, Guarantor shall keep itself fully informed as to all aspects of Borrower's financial condition and the performance of the Guaranteed Obligations.

                  (d) Guarantor has filed or caused to be filed all tax returns (federal, state, or local) required to be filed by Guarantor and has paid all taxes and other amounts shown thereon to be due (including, without limitation, any interest or penalties).

                  (e) Guarantor understands the Obligations of Borrower pursuant to the Loan Documents and the Guaranteed Obligations and has had access to information about the financial condition of Borrower and the ability of Borrower to perform the Obligations of Borrower pursuant to the Loan Documents.

                  (f)  Guarantor  is providing  this  Guaranty at the request of
Borrower   in  order  to  induce   Lender  to  extend  or   continue   financial
accommodations to Borrower.

         4. The liability of Guarantor under this Guaranty is a guaranty of payment and not of collectability, and is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Loan Documents or other instruments relating to the creation or performance of the Guaranteed

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Obligations  or the  pursuit by Lender of any  remedies  which it now has or may hereafter have with respect thereto under the Loan Documents, at law, in equity or otherwise.

         5. Guarantor hereby waives to the extent permitted by law: (i) all notices to Guarantor, to Borrower, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of any of the Guaranteed Obligations owed to Lender and, except to the extent set forth in Paragraph 7 hereof, enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto; (ii) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (iii) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; and (iv) all principles or provisions of law which conflict with the terms of this Guaranty. Guarantor further agrees that Lender may enforce this Guaranty upon the occurrence and during the continuation of an Event of Default under the Note or the Loan Documents (as Event of Default is defined therein), notwithstanding the existence of any dispute between Borrower and Lender with respect to the existence of the default or performance of the Guaranteed Obligations or any counterclaim, set-off or other claim which Borrower may allege against Lender with respect thereto. Moreover, Guarantor agrees that its obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

         6. Guarantor agrees that Lender may enforce this Guaranty without the necessity of resorting to or exhausting any security or collateral and without the necessity of enforcing any other guaranty or proceeding against Borrower or any other guarantor, including without limitation, any other Guarantor named herein. Guarantor hereby waives the right to require Lender to proceed against Borrower, to proceed against any other guarantor, including without limitation any other Guarantor named herein, to foreclose any lien on any real or personal property, to exercise any right or remedy under the Loan Documents, to pursue any other remedy or to enforce any other right.

         7. (a) Guarantor further agrees that nothing contained herein shall prevent Lender from suing on the Note or from exercising any rights available to it thereunder or under any of the Loan Documents and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of any Guarantor. Guarantor hereby fully and completely waives and relinquishes any right of subrogation against Borrower and that Guarantor understands and acknowledges that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available to Lender, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. For example, but without limiting the generality of the foregoing, under current California law (Section 580d of the California Code of Civil Procedure ("CCP") as interpreted in Union Bank v. Gradsky, 265 --- Cal.App.2d 40 (1968)), Guarantor may be entitled to assert a defense to liability under this Guaranty if Lender forecloses nonjudicially against real property security for the Loan. By executing this Guaranty, Guarantor: (1) waives and relinquishes that defense; (2) agrees that it will not assert that

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

defense in any action or proceeding which Lender may commence to enforce this Guaranty; and (3) acknowledges and agrees that Lender is relying on this waiver in making the Loan, and that this waiver is a material part of the consideration which Lender is receiving for making the Loan.

                  (b) Without limiting the generality of the foregoing, Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

                  (c) Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits and defenses under California Civil Code ("CC") Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849
and 2850 including, without limitation, the right to require Lender to (i) proceed against Borrower or any other guarantor or pledgor, (ii) proceed against or exhaust any security or collateral Lender may hold, or (iii) pursue any other right or remedy for the benefit of Guarantor. Guarantor also hereby expressly waives any and all benefits and defenses under (x) CCP Section 580a which would otherwise limit Guarantor's liability after a nonjudicial foreclosure sale to the difference between the obligations guaranteed herein and the fair market value of the property or interests sold at such nonjudicial foreclosure sale,
(y) CCP Sections 580b and 580d, which would otherwise limit Lender's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (z) CCP Section 726 which, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment may be obtained for a deficiency and would limit Guarantor's liability after a judicial foreclosure sale to the difference between the obligations guaranteed herein and the fair market value of the property or interests sold at such judicial foreclosure sale. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, and notwithstanding any enforcement of any other guaranty executed in accordance with the Loan, Guarantor shall remain bound under this Guaranty.

                  (d) Guarantor agrees that it shall have no right of subrogation, reimbursement or contribution against Borrower or against any collateral or security provided for in the Loan Documents for payment or performance of any right of subrogation, reimbursement or contribution against Borrower now or in the future in connection with the Guaranteed Obligations. Guarantor hereby forever waives and relinquishes any and all such subrogation, reimbursement, and contribution rights, whether or not the Guaranteed Obligations have been fully satisfied, all obligations owed to Lender under the Loan Documents have been fully performed and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security. Guarantor further agrees that to the extent the waiver of its rights of subrogation, reimbursement and/or contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any

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

rights of subrogation, reimbursement and/or contribution Guarantor may have against Borrower or against any collateral or security shall be junior and subordinate to any rights Lender may have against Borrower and to all right, title and interest Lender may have in such collateral or security. Lender may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation, reimbursement and/or contribution rights that Guarantor may have pursuant to the immediately preceding sentence, and upon any disposition or sale, any such rights of subrogation, reimbursement and/or contribution that Guarantor may have shall terminate. Guarantor understands that it may record a Request for Notice of Default pursuant to California Civil Code ss. 2924b and thereby receive notice of any proposed foreclosure of any real property collateral then securing the Borrower's obligations under the Loan Documents. With respect to the foreclosure of any security interest in any personal property collateral then securing the Guaranteed Obligations, Lender agrees to give Guarantor ten (10) days' prior written notice, in the manner set forth in Paragraph 9 hereof, of any sale or disposition of any such personal property collateral, other than collateral which is perishable, threatens to decline speedily in value, is of a type customarily sold on a recognized market, or is cash, cash equivalents, certificates of deposit or the like.

                  (e)   Guarantor's   sole  right  with   respect  to  any  such
foreclosure of real or personal property collateral shall be to bid at such sale in accordance with applicable law. Guarantor acknowledges and agrees that Lender may also bid at any such sale and in the event such collateral is sold to Lender in whole or partial satisfaction of the obligations owed to Lender, Guarantor shall not have any further right or interest with respect thereto. Notwithstanding anything to the contrary contained herein, no provision of this Guaranty shall be deemed to limit, decrease, or in any way to diminish any rights of set-off Lender may have with respect to any cash, cash equivalents, certificates of deposit, notes or the like which may now or hereafter be put on deposit with Lender by Borrower or by Guarantor.

                  (f) To the extent any dispute exists at any time between or among any guarantors as to Guarantor's right to contribution or otherwise, Guarantor agrees to indemnify, defend and hold Lender harmless for, from and against any loss, damage, claim, demand, cost or any other liability (including reasonable attorneys' fees and costs) Lender may suffer as a result of such dispute.

                  (g) If from time to time Borrower shall have liabilities or obligations to Guarantor, such liabilities and obligations and any and all assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, and other interests and rights securing such liabilities and obligations shall at all times be fully subordinate with respect to (i) assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance, and other interest and right (if any), (ii) time and right of payment and performance, and (iii) rights against any collateral therefor (if any), to payment and performance in full of the Guaranteed Obligations and the right of Lender to realize upon any or all security for such obligations. Guarantor agrees that such liabilities and obligations of Borrower to Guarantor shall not be secured by any assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance or other interest or right in any

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property,  interests  in  property,  or rights to property of Borrower  and that
Borrower shall not pay, and Guarantor shall not receive, payments of any or all liabilities or obligations of Borrower to Guarantor until after payment and performance of the Guaranteed Obligations in full. If, notwithstanding the foregoing, Guarantor receives any payment from Borrower, such payment shall be held in trust by Guarantor for the benefit of Lender, shall be segregated from the other funds of Guarantor, and shall forthwith be paid by Guarantor to Lender and applied to payment of the Guaranteed Obligations, whether or not then due. To secure the Guaranteed Obligations, Guarantor grants to Lender a lien and security interest in all liabilities and obligations of Borrower to Guarantor, in any assignments as security, grants in trust, liens, mortgages, security
interests,   other  encumbrances,   other  interests  or  rights  securing  such
liabilities and obligations, and in all of Guarantor's right, title, and interest in and to any payments, property, interests in property, or rights to property acquired or received by Guarantor from Borrower in respect of any liabilities or obligations of Borrower to Guarantor.

         8. (a) Guarantor warrants and represents that any financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects.

                  (b) Guarantor covenants and agrees to immediately notify Lender of any material adverse change in Guarantor's financial status.

         9. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand, or sent by registered or certified mail, postage prepaid, through the United States Postal Service to the addresses shown below or such other addresses which the parties may provide to one another in accordance herewith. Such notices, requests and demands, if sent by mail, shall be deemed given two (2) days after deposit in the United States mail, and if delivered by hand shall be deemed given when delivered.

                 To Guarantor:  National Lampoon Networks, Inc.,
                                10850 Wilshire Boulevard, Suite 1000
                                Los Angeles, California 90024
                                Attn:  President

                                National Lampoon Tours, Inc.,
                                10850 Wilshire Boulevard, Suite 1000
                                Los Angeles, California 90024
                                Attn:  President

                 To Lender:     N. Williams Family Investments, L.P.
                                c/o Lake City Bank
                                P.O. Box 11053
                                Fort Wayne, Indiana 46855
                                Attn:  Keith Davis, Trust Officer

         10. This Guaranty shall be binding upon Guarantor, its respective successors and assigns and shall inure to the benefit of and shall be enforceable by Lender, its successors, endorsees and assigns. As used herein,

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the singular  shall  include the plural,  and the  masculine  shall  include the feminine and neuter and vice versa, if the context so requires.

         11. If any or all of the Guaranteed Obligations are not paid when due, Guarantor agrees to pay all costs of enforcement and collection and preparation therefore (including, without limitation, reasonable attorneys' fees) whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)).

         12. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

         13. This Guaranty is solely for the benefit of Lender, its successors, endorsees and assigns, and is not intended to nor shall it be deemed to be for the benefit of any third party, including Borrower.

         14.  If  any   provision  of  this  Guaranty  is   unenforceable,   the
enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

         15. This Guaranty may be executed in counterparts, all of which executed counterparts shall together constitute a single document.

         16. GUARANTOR, AND, BY ACCEPTING THIS GUARANTY, LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR ANY OTHER RELATED DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.



                         [SIGNATURES ON FOLLOWING PAGE]



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

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.


                                         NATIONAL LAMPOON NETWORKS, INC., A
                                         Delaware corporation



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         NATIONAL LAMPOON TOURS, INC., A
                                         California corporation



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------




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